UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 20, 2004

Anza Capital, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	O-24512 (Commission File Number)	88-1273503 (I.R.S. Employer Identification No.)

3200 Bristol Street, Suite 700 Costa Mesa, CA 92626 (Address of principal executive offices) (zip code)

(714) 866-2100 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 4.01    Changes in Registrant’s Certifying Accountant

On August 20, 2004, McKennon, Wilson & Morgan, LLP, the independent accountants previously engaged as the principal accountants to audit the financial statements of the Company, declined to stand for re-election after the completion of the most recent audit, due to the audit partner rotation requirements of Section 203 of the Sarbanes Oxley Act of 2002.

Also effective on August 20, 2004, the Company engaged Singer Lewak Greenbaum & Goldstein LLP, as its independent certified public accountants of the Company. The decision to change accountants was approved by the Board of Directors of the Company.

The audit report of McKennon, Wilson & Morgan, LLP on the Company’s financial statements as of April 30, 2004 and for each of the two years in the period ended April 30, 2004 (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except the reports were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company’s ability to continue as a going concern. During the Audit Period, and through August 20, 2004, there were no disagreements with McKennon, Wilson & Morgan, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of this disclosure to McKennon, Wilson & Morgan, LLP and has requested that the former accountants furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the letter is attached hereto as Exhibit 16.1.

During the two most recent fiscal years, or any subsequent interim period prior to engaging Singer Lewak Greenbaum & Goldstein LLP, neither the Company nor anyone acting on the Company’s behalf consulted with Singer Lewak Greenbaum & Goldstein LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or (ii) the type of audit opinion that might be rendered on the Company’s financial statements where either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with the Company’s former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.

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EXHIBITS

Item No.	Description

16.1	Letter dated August 24, 2004 from McKennon, Wilson & Morgan, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2004	Anza Capital, Inc.,
a Nevada corporation

/s/ Vincent Rinehart

By Vincent Rinehart
Its: President and Chief Executive Officer

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